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                        THE HOME DEPOT, INC., as Company



                                       AND


                        The Bank of New York, as Trustee


                                    Indenture

                         Dated as of September 27, 1999

                                   ----------

                                  $500,000,000

                   6 1/2% Senior Notes due September 15, 2004


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



                                TABLE OF CONTENTS
                             ----------------------


                                                                                             PAGE
                                                                                             ----
                                            ARTICLE 1
                                           DEFINITIONS

SECTION 1.01.  CERTAIN TERMS DEFINED...........................................................16
SECTION 1.02.  OTHER DEFINITIONS...............................................................25

                                            ARTICLE 2
                      ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

SECTION 2.01.  AUTHENTICATION AND DELIVERY OF SECURITIES.......................................25
SECTION 2.02.  EXECUTION OF SECURITIES.........................................................26
SECTION 2.03.  CERTIFICATE OF AUTHENTICATION...................................................26
SECTION 2.04.  FORM, DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF
               INTEREST........................................................................26
SECTION 2.05.  RESTRICTIVE LEGENDS.............................................................27
SECTION 2.06.  REGISTRATION, TRANSFER AND EXCHANGE.............................................30
SECTION 2.07.  BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.....................................31
SECTION 2.08.  SPECIAL TRANSFER PROVISIONS.....................................................33
SECTION 2.09.  MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES.......................35
SECTION 2.10.  CANCELLATION OF SECURITIES......................................................36
SECTION 2.11.  TEMPORARY SECURITIES............................................................36
SECTION 2.12.  CUSIP AND CINS NUMBERS..........................................................36

                                            ARTICLE 3
                                        CERTAIN COVENANTS

SECTION 3.01.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST ON SECURITIES........................37
SECTION 3.02.  MAINTENANCE OF OFFICE OR AGENCY.................................................37
SECTION 3.03.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST...............................37
SECTION 3.04.  EXISTENCE.......................................................................39
SECTION 3.05.  STATEMENT BY OFFICERS AS TO DEFAULT.............................................39
SECTION 3.06.  WAIVER OF CERTAIN COVENANTS.....................................................39
SECTION 3.07.  LIMITATIONS ON LIENS............................................................40
SECTION 3.08.  LIMITATIONS ON SALE AND LEASEBACK TRANSACTIONS..................................42
SECTION 3.09.  REPORTS BY THE COMPANY..........................................................43



                                       i

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

                                            ARTICLE 4
                     REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

SECTION 4.01.  EVENTS OF DEFAULT...............................................................43
SECTION 4.02.  ACCELERATION....................................................................45
SECTION 4.03.  OTHER REMEDIES..................................................................46
SECTION 4.04.  WAIVER OF PAST DEFAULTS.........................................................46
SECTION 4.05.  CONTROL BY MAJORITY.............................................................46
SECTION 4.06.  LIMITATION ON SUITS.............................................................47
SECTION 4.07.  RIGHTS OF HOLDERS TO RECEIVE PAYMENT............................................47
SECTION 4.08.  COLLECTION SUIT BY TRUSTEE......................................................48
SECTION 4.09.  TRUSTEE MAY FILE PROOFS OF CLAIM................................................48
SECTION 4.10.  PRIORITIES......................................................................48
SECTION 4.11.  UNDERTAKING FOR COSTS...........................................................49


                                            ARTICLE 5
                                     CONCERNING THE TRUSTEE

SECTION 5.01.  DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT;
               PRIOR TO DEFAULT................................................................49
SECTION 5.02.  CERTAIN RIGHTS OF THE TRUSTEE...................................................51
SECTION 5.03.  TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF
               SECURITIES OR APPLICATION OF PROCEEDS THEREOF...................................52
SECTION 5.04.  TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC........................52
SECTION 5.05.  MONEYS HELD BY TRUSTEE..........................................................53
SECTION 5.06.  NOTICE OF DEFAULT...............................................................53
SECTION 5.07.  COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS
               PRIOR CLAIM.....................................................................53
SECTION 5.08.  RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE, ETC..........................54
SECTION 5.09.  PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE.....................................54
SECTION 5.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
               TRUSTEE.........................................................................54
SECTION 5.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE..................................56
SECTION 5.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
               BUSINESS OF TRUSTEE.............................................................57
SECTION 5.13.  PREFERENTIAL COLLECTION OF CLAIMS...............................................57



                                       ii

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

                                            ARTICLE 6
                                     CONCERNING THE HOLDERS

SECTION 6.01.  EVIDENCE OF ACTION TAKEN BY HOLDERS.............................................58
SECTION 6.02.  PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF
               SECURITIES; RECORD DATE.........................................................58
SECTION 6.03.  WHO MAY BE DEEMED OWNERS OF SECURITIES..........................................59
SECTION 6.04.  SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING..............................59
SECTION 6.05.  RECORD DATE FOR ACTION BY SECURITYHOLDERS.......................................60
SECTION 6.06.  RIGHT OF REVOCATION OF ACTION TAKEN.............................................60

                                            ARTICLE 7
                                    SECURITYHOLDERS' MEETINGS

SECTION 7.01.  PURPOSES FOR WHICH MEETING MAY BE CALLED........................................61
SECTION 7.02.  MANNER OF CALLING MEETINGS; RECORD DATE.........................................61
SECTION 7.03.  CALL OF MEETING BY COMPANY OR SECURITYHOLDERS...................................62
SECTION 7.04.  WHO MAY ATTEND AND VOTE AT MEETING..............................................62
SECTION 7.05.  REGULATIONS.....................................................................62
SECTION 7.06.  MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT..............................63
SECTION 7.07.  EXERCISE OF RIGHTS OF TRUSTEE AND SECURITYHOLDERS NOT TO BE
               HINDERED OR DELAYED.............................................................64

                                            ARTICLE 8
                                     SUPPLEMENTAL INDENTURES

SECTION 8.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............................64
SECTION 8.02.  WITH CONSENT OF HOLDERS.........................................................65
SECTION 8.03.  EFFECT OF SUPPLEMENTAL INDENTURE................................................66
SECTION 8.04.  DOCUMENTS TO BE GIVEN TO TRUSTEE; COMPLIANCE WITH TIA...........................66
SECTION 8.05.  NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL
               INDENTURES......................................................................67

                                            ARTICLE 9
                             CONSOLIDATION, MERGER OR SALE OF ASSETS

SECTION 9.01.  WHEN THE COMPANY MAY MERGE, ETC.................................................67
SECTION 9.02.  SUCCESSOR CORPORATION SUBSTITUTED...............................................68
SECTION 9.03.  OPINION OF COUNSEL TO TRUSTEE...................................................68




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

                                           ARTICLE 10
                                    REDEMPTION OF SECURITIES

SECTION 10.01.  RIGHT OF OPTIONAL REDEMPTION; PRICES...........................................68
SECTION 10.02.  NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS......................................69
SECTION 10.03.  PAYMENT OF SECURITIES CALLED FOR REDEMPTION....................................70

                                           ARTICLE 11
                               DEFEASANCE AND COVENANT DEFEASANCE

SECTION 11.01.  COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT
                DEFEASANCE.....................................................................71
SECTION 11.02.  LEGAL DEFEASANCE AND DISCHARGE.................................................71
SECTION 11.03.  COVENANT DEFEASANCE............................................................71
SECTION 11.04.  CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.....................................72
SECTION 11.05.  DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD
                IN TRUST; OTHER MISCELLANEOUS PROVISIONS.......................................73
SECTION 11.06.  REPAYMENT TO THE COMPANY.......................................................74
SECTION 11.07.  REINSTATEMENT..................................................................74

                                           ARTICLE 12
                                   SATISFACTION AND DISCHARGE

SECTION 12.01.  SATISFACTION AND DISCHARGE OF INDENTURE........................................75
SECTION 12.02.  APPLICATION OF TRUST MONEY.....................................................76

                                           ARTICLE 13
                                    MISCELLANEOUS PROVISIONS

SECTION 13.01.  INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF
                COMPANY EXEMPT FROM INDIVIDUAL LIABILITY.......................................77
SECTION 13.02.  PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES
                AND HOLDERS....................................................................77
SECTION 13.03.  SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE...........................77
SECTION 13.04.  NOTICES AND DEMANDS ON COMPANY, TRUSTEE AND HOLDERS............................77
SECTION 13.05.  OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL;
                STATEMENTS TO BE CONTAINED THEREIN.............................................78
SECTION 13.06.  PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS................................79
SECTION 13.07.  CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST
                INDENTURE ACT OF 1939..........................................................79

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                                       iv

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
SECTION 13.08.  NEW YORK LAW TO GOVERN.........................................................80
SECTION 13.09.  THIRD PARTY BENEFICIARIES......................................................80
SECTION 13.10.   COUNTERPARTS..................................................................80
SECTION 13.11.  EFFECT OF HEADINGS.............................................................80
SECTION 13.12.  SEVERABILITY...................................................................80


         THIS INDENTURE, dated as of September 27, 1999 among The Home Depot, Inc., a Delaware corporation (the "COMPANY"), and The Bank of New York, a New York banking corporation (the "TRUSTEE"),

                              W I T N E S S E T H :

         WHEREAS, the Company has duly authorized the issuance of its 6 1/2% Senior Notes due September 15, 2004 (the "SECURITIES") and, to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the following form:

                           [FORM OF FACE OF SECURITY]

                           [GLOBAL SECURITIES LEGEND]

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.


                               [RESTRICTED LEGEND]

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
         (A) THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO THE COMPANY, (ii) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iv) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (ii) THROUGH (v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER REPRESENTS THAT IT (1) IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS AND THAT IT EXERCISES INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, (2) ACQUIRED SUCH SECURITY IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT, OR (3) IS NOT A U.S. PERSON AND IS

         PURCHASING THE NOTES IN AN OFFSHORE TRANSACTION PURSUANT TO
         REGULATION S.

         PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (A)(iv) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No.                                   $
[CUSIP][CINS]

                              The Home Depot, Inc.
                           [ ]% Senior Note Due 200[ ]

         The Home Depot, Inc., a Delaware corporation (the "COMPANY"), for value received hereby promises to pay to or registered assigns the principal sum of Dollars at the Company's office or agency for said purpose in the City of New York, on _______ __, 2009, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on [ ] and [ ] (each an "INTEREST PAYMENT DATE") of each year, commencing with [ ], 1999, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or, if no interest on the Securities [or on the Securities for which these Securities were exchanged pursuant to the Exchange Offer]1 has been paid or duly provided for, from _______ __, 1999. Notwithstanding the foregoing, if the date hereof is after [ ] or [ ] (each an "INTEREST RECORD DATE"), as the case may be, and before the immediately following Interest Payment Date, this Security shall bear interest from such Interest Payment Date; PROVIDED, that if the Company shall default in the payment of interest due on such Interest Payment Date then this Security shall bear interest from the next preceding Interest Payment Date to which interest on the Securities has been paid or duly provided for. The interest so payable on

--------
    1 To be included in Exchange Securities.

any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date preceding such Interest Payment Date whether or not such day is a business day; PROVIDED that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered holder entitled thereto at such holder's last address as it appears on the Security register or by wire transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holder prior to the relevant Interest Record Date and shall have appropriate facilities for such purpose.

         Interest, on the Securities will be computed on the basis of a 360-day year consisting of twelve months of 30 days each.

         Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


                                  THE HOME DEPOT, INC.


                                  By:
                                     ---------------------------------
                                     Name:
                                     Title:

                          [FORM OF REVERSE OF SECURITY]

                              The Home Depot, Inc.

                           [ ]% Senior Note Due 200[ ]

         This Security is one of a duly authorized issue of debt securities of the Company, limited to the aggregate Principal Amount of $___,000,000 (except as otherwise provided in the Indenture mentioned below), issued or to be issued pursuant to an indenture dated as of _______ __, 1999 (the "INDENTURE"), duly executed and delivered by the Company to The Bank of New York, as Trustee (herein called the "TRUSTEE"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Securities.

         This Security will bear interest until final maturity at a rate per annum shown above, except as provided in the next paragraph. Interest will be computed on the basis of a 360-day year consisting of twelve months of 30 days each. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, at the same rate.

         [In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("ADDITIONAL INTEREST") to the holder during the period immediately following the occurrence of any such Registration Default in an amount equal to 0.50% per annum (regardless of the number of Registration Defaults) from and including the date on which any such Registration Default shall occur (subject to the terms of the Registration Rights Agreement) to but excluding the date on which all Registration Defaults have been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).]2

         [There shall also be payable in respect of this Security all Additional Interest that may have accrued on the Security for which this Security was exchanged (as defined in such Security) pursuant to the Exchange Offer, such Additional Interest

--------
    2 To be included in Initial Securities not Exchange Securities.

to be calculated in accordance with the terms of such Security and payable at the same time and in the same manner as periodic interest on this Security.]3

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate Principal Amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

         The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee, with the consent of the holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities.

         Notwithstanding the foregoing, without the consent of any holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Company's obligations to holders of Securities in the case of a transaction described in Section 9.01, to make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder, or to comply with requirements of the Commission (as defined in the Indenture) in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act (as defined in the Indenture).

         No reference herein to the Indenture and no provision of this Security shall alter or impair the obligation of the Company, which is absolute and unconditional,


--------
    3 To be included in Exchange Securities.

to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

         The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any multiple of $1,000.

         At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate Principal Amount of Securities of other authorized denominations.

         Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Company, a new Security or Securities of authorized denominations, for a like aggregate Principal Amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         The Securities are redeemable in whole or in part, at the option of the Company at any time and from time to time, on not less than 30 or more than 60 days' prior notice mailed to the Holders of the Securities, at a Redemption Price equal to the greater of (i) 100% of the Principal Amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ________ basis points, together in either case with accrued interest on the Principal Amount being redeemed to the Redemption Date.

         Subject to payment by the Company of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

         The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company, the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and none of the Company, the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control. Terms used but not defined herein have the meanings assigned to such terms in the Indenture.

         This Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]


Dated:
      ------------------------------------


This is one of the Securities described in the within-mentioned Indenture.

                                  The Bank of New York,  as Trustee


                                  By:
                                     -------------------------------
                                     Authorized Signatory

                            [FORM OF TRANSFER NOTICE]


         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto INSERT TAXPAYER IDENTIFICATION NO.


-------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee


--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Security on the books of the Company with full power of substitution in the premises.

By:
   -----------------------------

Date:
     ---------------------------


                     [THE FOLLOWING PROVISION TO BE INCLUDED
                ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES]

         In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective Registration or (ii) two years (or such lesser period as may be provided in any amendment to Rule 144(k) under the Securities Act) after the later of the original issuance of this Security or the last date on which this Security was held by the Company or an Affiliate of the Company, the undersigned confirms that without utilizing any general solicitation or general advertising that this Security is being transferred in accordance with its terms:

                                   [CHECK ONE]


         (1) / /   to the Company; or

         (2) / / pursuant to an effective registration statement under the Securities Act of 1933; or

         (3) / /   in the United States to a "qualified institutional buyer"
                   (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

         (4) / / outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

         (5) / / pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered holder thereof, PROVIDED, HOWEVER, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.


                                  -----------------------------------------
                                  Signature

Signature Guarantee:


----------------------------      -----------------------------------------
Signature must be guaranteed      Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.


--------------------------------------------------------------------------------

              TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.


         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ---------------            --------------------------------------------
                                 NOTICE: To be executed by an executive officer

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:


              Amount of decrease in         Amount of increase in       Principal Amount of this       Signature of authorized
Date of       Principal Amount of this      Principal Amount of this    Global Security following      officer of Trustee or
Exchange      Global Security               Global Security             such decrease or increase      Securities Custodian


                       OPTION OF HOLDER TO ELECT PURCHASE

         If you want to elect to have this Security purchased by the Company pursuant to Section 3.08 of the Indenture; check the box

                                       / /

         If you want to elect to have only part of this Security purchased by the Company pursuant to Section 3.08 of the Indenture, state the amount: $

Date:                             Your Signature:
     --------------------                        ----------------------------


Signature Guarantee:
                    ------------------------------
(Signature must be guaranteed)

         AND WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture provided, the valid, binding and legal obligations of the Company, and to make the Indenture a valid indenture and agreement according to its terms, have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the Holders thereof, the Company, and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         SECTION 1.01. CERTAIN TERMS DEFINED. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (whether or not such is indicated herein). The words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

         "ADDITIONAL INTEREST" has the meaning provided in the Registration Rights Agreement.

         "AGENT MEMBERS" has the meaning provided in Section 2.07(A).

         "ATTRIBUTABLE DEBT" in respect of any Sale and Lease-Back Transaction means, as of the time of the determination, the lesser of (i) the sale price of the Principal Property so leased multiplied by a fraction the numerator of which is the remaining portion of the base term of the lease included in such transaction and the denominator of which is the base term of such lease, and
(ii) the total
obligation (discounted to present value at the rate of interest implicit in such transaction compounded semiannually) of the lessee for rental payments (other than amounts required to be paid on account of property taxes as well as maintenance, repairs, insurance, water rates and other terms which do not constitute payments or property rights) during the remaining portion of the base term of the lease included in such transaction.

         "BOARD OF DIRECTORS" means, with respect to any Person, the Board of Directors of such Person, or any authorized committee of the Board of Directors of such Person or any officer of such Person duly authorized by the Board of Directors of such Person to take a specific action.

         "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in the cities of New York or Atlanta are authorized or obligated by law or executive order to close.

         "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

         "COMPANY REQUEST" and "COMPANY ORDER" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, a Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "COMPARABLE TREASURY ISSUE" means the United States Treasury security selected by an Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

         "COMPARABLE TREASURY PRICE" means, with respect to any Redemption Date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Notes" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (a) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

         "CONSOLIDATED CAPITALIZATION" means the total of all of the assets appearing on the most recent consolidated balance sheet of the Company and its Subsidiaries, less the following:

                  (a) current liabilities, including liabilities for indebtedness maturing more than 12 months from the date of the original creation thereof, but maturing within 12 months from the date of determination; and

                  (b) deferred income taxes.

Consolidated Capitalization shall be determined in accordance with GAAP and may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made.

         "CONSOLIDATED NET TANGIBLE ASSETS" means the total of all assets appearing on the most recent consolidated balance sheet of the Company and its Subsidiaries (less depreciation and valuation reserves and other reserves and items deductible from gross book value of specific asset accounts under GAAP), after deducting therefrom (a) all current liabilities, including liabilities for indebtedness maturing more than twelve months from the date of the original creation thereof but maturing within twelve months from the date of determination, and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount, organization expenses, and other like intangibles. Consolidated Net Tangible Assets shall be determined in accordance with GAAP and may be determined as of a date not more than 60 days prior to the happening of an event for which such determination is being made.

         "CORPORATE TRUST OFFICE" means the corporate trust office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 Barclay Street, 21W, New York, New York 10286, Attention: Corporate Trust Trustee Administration.

         "DEFAULT" means any event that is or with the passage of time or the giving of notice or both would be an Event of Default.

         "DEPOSITARY" means The Depository Trust Company, its nominees, and their respective successors.

         "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4.01 which shall have continued for the period of time, if any, therein designated.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXCHANGE OFFER" means the exchange offer by the Company of Exchange Securities for Initial Securities pursuant to the Registration Rights Agreement.

         "EXCHANGE OFFER REGISTRATION STATEMENT" means a registration statement relating to an Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "EXCHANGE SECURITIES" means the debt securities of the Company to be offered to Securityholders in exchange for Initial Securities pursuant to the Exchange Offer or otherwise pursuant to a Registration of Exchange Securities containing terms identical to the Securities for which they are exchanged (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of issuance of the Securities and (ii) the Exchange Securities will contain the alternative third paragraph appearing on the reverse of the Securities in the form recited above and will not contain terms with respect to transfer restrictions).

         "FUNDED INDEBTEDNESS" of a corporation means the principal of (a) all indebtedness created, incurred or assumed by such corporation (including the Securities in the case of the Company) which by its terms is not payable on demand and which matures by its terms, or which by its terms such corporation has the right at its option to renew or extend to a date, more than one year after the date of determination, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, and which is (i) for money borrowed or (ii) evidenced by a note or similar instrument given in connection with the acquisition of any business, properties or assets, including securities, (b) any indebtedness of others of the kinds described in the preceding clause (a) for the payment of which such corporation is responsible or liable as guarantor or otherwise and (c) amendments, renewals and refundings of any such indebtedness; PROVIDED, HOWEVER, that such term shall not include any obligations under leases or any guarantees of obligations of others under leases. It is understood that for the purposes of this definition the term "principal" when used at any date with respect to any indebtedness shall mean the amount of principal of such indebtedness that could be declared due and payable on that date pursuant to the terms of such indebtedness.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Issue Date, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entities as have been approved by a significant segment of the accounting profession.

         "GLOBAL SECURITY" has the meaning provided in Section 2.04.

         "HOLDER," "HOLDER OF SECURITIES," "SECURITYHOLDER" or other similar terms mean the registered holder of any Security.

         "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

         "INDEPENDENT INVESTMENT BANKER" means one of the Reference Treasury Dealers appointed by the Company.

         "INITIAL PURCHASERS" means Credit Suisse First Boston Corporation and Invemed Associates LLC.

         "INITIAL SECURITIES" means the Securities issued under this Indenture which are not Exchange Securities.

         "INTEREST PAYMENT DATE" means each semiannual interest payment date on September 15 and March 15 of each year, commencing March 15, 2000.

         "INTEREST RECORD DATE" for the Interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the September 1 or March 1 (whether or not a Business Day) as the case may be, next preceding such Interest Payment Date.

         "ISSUE DATE" means the original issue date of the Securities.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, assets, financial condition or results of operations of the Company (taken together with its Subsidiaries as a whole).

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President or any Vice President of the Company, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 13.05.

         "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in
Section 13.05, and such others as may reasonably be requested by the Trustee, if and to the extent required hereby.

         "OUTSTANDING", when used with reference to Securities, subject to the provisions of Article 6 means, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

              (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent), PROVIDED that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to a Responsible Officer of the Trustee shall have been made for giving such notice; and

              (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.09 (unless proof satisfactory to the Trustee and the Company is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

         "PERSON" means any individual, corporation, partnership, joint stock company, business trust, trust, unincorporated association, joint venture or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         "PHYSICAL SECURITIES" means Securities issued pursuant to Section 2.01 in exchange for interests in the Global Security or pursuant to Section 2.07(B) in registered form substantially in the form hereinabove recited.

         "PRINCIPAL" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "AND PREMIUM, IF ANY."

         "PRINCIPAL AMOUNT" means, when used with respect to any Security, the amount of principal of such Security that could then be declared due and payable pursuant to Section 4.02.

         "PRINCIPAL PROPERTY" means all real property and tangible personal property owned by the Company or a Subsidiary constituting a part of any store, warehouse or distribution center located within one of the 50 states of the United States or the District of Columbia, exclusive of motor vehicles, mobile materials-handling equipment and other rolling stock, cash registers and other point of sale recording devices and related equipment, and data processing and other office equipment; PROVIDED, HOWEVER, that such term shall not include any such property constituting a part of any such store, warehouse or distribution center unless the net book value of all real property (including leasehold improvements) and tangible personal property constituting a part of such store, warehouse or distribution center exceeds 0.25% of Consolidated Capitalization.

         "PRIVATE PLACEMENT LEGEND" means the legend initially set forth on the Securities in the form set forth in Section 2.05(A).

         "REDEMPTION DATE," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "REDEMPTION PRICE," when used with respect to any Security to be redeemed, means the price (including premium, if any) at which it is to be redeemed pursuant to this Indenture.

         "REFERENCE TREASURY DEALER" means Credit Suisse First Boston Corporation and its respective successors and two other nationally recognized investment banking firms that are Primary Treasury Dealers specified from time to time by the Company; PROVIDED, HOWEVER, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), the Company shall designate as a substitute another nationally recognized investment banking firm that is a Primary Treasury Dealer.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

         "REMAINING SCHEDULED PAYMENTS" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption, except that, if such Redemption Date is not an interest payment date with respect to such Security, the amount of the next succeeding scheduled interest payment thereon shall be reduced by the amount of interest accrued thereon to such Redemption Date.

         "REGISTRAR" has the meaning provided in Section 2.06.

         "REGISTRATION" means a registered exchange offer for the Securities by the Company or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of September 27, 1999, among the Company and the Initial Purchasers and certain permitted assigns specified therein.

         "REGISTRATION STATEMENT" means the Registration Statement pursuant to and as defined in the Registration Rights Agreement.

         "REGULATION S" means Regulation S under the Securities Act.

         "RESPONSIBLE OFFICER" when used with respect to the Trustee means any officer within the corporate trust department of the Trustee including any vice president, any trust officer, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "RESTRICTED LEGEND" means the legend set forth in Section 2.05 hereof.

         "RULE 144A" means Rule 144A under the Securities Act.

         "SALE AND LEASE-BACK TRANSACTION" of the Company or any Subsidiary means any arrangement whereby (a) property has been or is to be sold or transferred by the Company or any Subsidiary to any Person with the intention on the part of the Company or any Subsidiary of taking back a lease of such property pursuant to which the rental payments are calculated to amortize the purchase price of such property substantially over the useful life of such property, (b) such property is in fact so leased by the Company or any Subsidiary, and (c) the commitment by or on behalf of the purchaser or transferee is obtained more than twelve months after the later of (i) the completion of the acquisition, substantial repair or alteration, construction, development or substantial improvement of such property or (ii) the placing in operation of such property or of such property as so substantially repaired or altered, constructed, developed or substantially improved.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITY" or "SECURITIES" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include the Initial Securities and any Exchange Securities to be issued and exchanged for any Initial Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Initial Securities and Exchange Securities shall vote together as one series of Securities under this Indenture.

         "SECURITY REGISTER" has the meaning provided in Section 2.06.

         "SENIOR FUNDED INDEBTEDNESS" of the Company means any Funded Indebtedness of the Company unless in any instrument or instruments evidencing or securing such Funded Indebtedness or pursuant to which the same is outstanding, or in any amendment, renewal, extension or refunding of such Funded Indebtedness, it is provided that such Funded Indebtedness is subordinate in right of payment to the Securities (a) in the event of any dissolution or winding-up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or any bankruptcy, insolvency, receivership or similar proceedings relative to the Company, (b) in the event that any Subordinated Funded Indebtedness of the Company is declared due and payable before its expressed maturity because of the occurrence of an event of default with respect to such Subordinated Funded Indebtedness and (c) in the event of any default in the payment of principal (including any required prepayments or amortization) of or interest on any Senior Funded Indebtedness of the Company. "Senior Funded Indebtedness" of a Subsidiary means any Funded Indebtedness of such Subsidiary and the aggregate preference on involuntary liquidation of any class of stock of such Subsidiary ranking, either as to payment of dividends or distribution of assets, prior to any other class of stock of such Subsidiary.

         "SUBSIDIARY"means, as applied, with respect to any Person, any corporation, partnership or other legal entity of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

         "TREASURY RATE" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed, and "TIA", when used in respect of an indenture supplemental hereto, means such Act as in force at the time such indenture supplemental hereto becomes effective.

         "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

         SECTION 1.02.  OTHER DEFINITIONS.


                                                                       DEFINED IN
TERM                                                                     SECTION
----                                                                     -------
"Covenant Defeasance"..............................................       11.03
"Legal Defeasance".................................................       11.02



                                    ARTICLE 2
              ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES

         SECTION 2.01. AUTHENTICATION AND DELIVERY OF SECURITIES. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities (including Exchange Securities) in an aggregate Principal Amount not in excess of the amount specified in the form of Security hereinabove recited

(except as otherwise provided in Section 2.09) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") without any further action by the Company.

         SECTION 2.02. EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors or any Vice Chairman of the Board of Directors or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"). Such signatures may be the manual or facsimile signatures of the present or any future such officers.

         In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company, as the case may be; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security shall be the proper officers of the Company, as the case may be, although at the date of the execution and delivery of this Indenture any such person was not such officer.

         SECTION 2.03. CERTIFICATE OF AUTHENTICATION. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinabove recited, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

         SECTION 2.04. FORM, DENOMINATION AND DATE OF SECURITIES; PAYMENTS OF INTEREST. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above; PROVIDED that Exchange Securities
(i) shall contain the alternative third paragraph appearing on the reverse of the Securities in the form recited above and (ii) shall not contain terms with respect to transfer restrictions. The Securities shall be issuable in denominations provided for in the form of Security recited above. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

         Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, including those required by Section 2.05, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

         Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

         Securities offered and sold in reliance on Section 4(2) and Rule 144A shall be issued initially in the form of a single permanent global Security in registered form, substantially in the form hereinabove recited (each, a "GLOBAL SECURITY"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as herein provided. The aggregate principal amount of the Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

         The person in whose name any Security is registered at the close of business on any Interest Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the Interest Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of such payment) established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date.

         SECTION 2.05. RESTRICTIVE LEGENDS. (a) Except as otherwise provided in paragraph (c), each Global Security shall bear the following legend on the face thereof:

         THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

         THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT
         (A) THIS SECURITY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) TO THE COMPANY, (ii) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (iii) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (iv) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (v) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (ii) THROUGH (v) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER REPRESENTS THAT IT (1) IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THE NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS AND THAT IT EXERCISES INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, (2) ACQUIRED SUCH SECURITY IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR (3) IS NOT A U.S. PERSON AND

         IS PURCHASING THE NOTES IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S.

         PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH (A)(iv) ABOVE, THE COMPANY RESERVES THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY RULE 144 EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          (b) Each Global Security shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.

              (c) (i) If the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that any Security is eligible for resale pursuant to Rule 144(k) under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Security (or a beneficial interest therein) are effected in compliance with the Securities Act, or

              (ii) after an Initial Security is (x) sold pursuant to an effective registration statement under the Securities Act, pursuant to the Registration Rights Agreement or otherwise, or (y) exchanged for an Exchange Security, the Company may instruct the Trustee to cancel such Security and issue to the Holder thereof (or to its transferee) a new Security of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction.

         SECTION 2.06. REGISTRATION, TRANSFER AND EXCHANGE. The Securities are issuable only in registered form. The Company will keep at each office or agency (the "REGISTRAR") a register or registers (the "SECURITY REGISTER(S)") in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such Security Register or Security Registers shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such Security Register or Security Registers shall be open for inspection by the Trustee.

         Upon due presentation for registration of transfer of any Security at each such office or agency, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities, in each case, in authorized denominations for a like aggregate Principal Amount.

         A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a

Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal Principal Amount of Securities of other authorized denominations (including an exchange of Initial Securities for Exchange Securities), the Registrar shall register the transfer or make the exchange as requested if the requirements for such transactions set forth herein are met; PROVIDED that no exchanges of Initial Securities for Exchange Securities shall occur until a Registration Statement shall have been declared effective by the Commission and that any Initial Securities that are exchanged for Exchange Securities shall be cancelled by the Trustee. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request.

         The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11, 8.05 or 10.03). No service charge to any Holder shall be made for any such transaction.

         The Company shall not be required to exchange or register a transfer of
(a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         SECTION 2.07. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES. (a) Each Global Security initially shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.05.

         Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. If at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall no longer be qualified to serve as the Depositary, the Company shall appoint a successor depositary with respect to the Securities. If a successor depositary is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, will authenticate and deliver Securities of like tenor and terms in definitive form in an aggregate Principal Amount equal to the Principal Amount of the Global Securities or Securities in exchange for such Global Security or Securities.

         The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by such Global Securities. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities, will authenticate and deliver Securities of like tenor and terms in definitive form in an aggregate Principal Amount equal to the Principal Amount of the Global Security or Securities in exchange for such Global Security or Securities. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.08. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security, if (i) the Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, and a successor depositary is not appointed by the Company within 90 days of such notice (B) ceases to be qualified to serve as Depositary and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, or (iii) an Event of Default of which the Trustee has actual notice has occurred and is continuing and the Registrar has received a request from the Depositary to issue such Physical Securities.

         (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

         (d) In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to paragraph (b) of this Section 2.07, the Registrar shall reflect on its books and records the date and a decrease in the Principal Amount of such Global Security in an amount equal to the Principal Amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Physical Securities of like tenor and amount.

         (e) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security, an equal Principal Amount of Physical Securities of authorized denominations.

         (f) Any Physical Security delivered in exchange for an interest in a Global Security pursuant to paragraph (b) or (d) of this Section shall, except as otherwise provided by Section 2.04, bear the legend regarding transfer restrictions applicable to the Physical Security set forth in Section 2.05.

         (g) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         SECTION 2.08. SPECIAL TRANSFER PROVISIONS. Unless and until an Initial Security is exchanged for an Exchange Security in connection with an effective Registration pursuant to the Registration Rights Agreement, the following provisions shall apply:

         (a) The transfer or exchange of any Security (or a beneficial interest therein) that bears the Restricted Legend may only be made in compliance with the provisions of the Restricted Legend.

         (b) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Security (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon written notice to the Trustee.

         (c) By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; PROVIDED that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.07(A) or this Section
2.08. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States Federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this

Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.09. MUTILATED, DEFACED, DESTROYED, LOST AND STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery, a new Security bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by each of them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

         Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

         Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.10. CANCELLATION OF SECURITIES. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall dispose of cancelled Securities in accordance with its customary procedures. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

         SECTION 2.11. TEMPORARY SECURITIES. Pending the preparation of definitive Securities, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for the purpose pursuant to Section 3.02, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

         SECTION 2.12. CUSIP AND CINS NUMBERS. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers or CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; PROVIDED that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers or CINS numbers.



                                    ARTICLE 3
                                CERTAIN COVENANTS

         SECTION 3.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST ON SECURITIES. The Company, for the benefit of the Securities, will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain a Payment Office where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Company hereby initially appoints the Trustee at its office or agency as its agent to receive all such presentations, surrenders, notices and demands.

         SECTION 3.03.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         (a) If the Company shall at any time act as its own Paying Agent with respect to the Securities, it will, on or before each due date of the principal of or any premium or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         (b) Whenever the Company shall have one or more Paying Agents for the Securities, it will, prior to each due date of the principal of or any premium or interest on the Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         (c) The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 3.03, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent (ii) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on the Securities in trust for the benefit of the Holders until such sums shall be paid to such Holders or otherwise disposed of as herein provided; (iii) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest, if any, on the Securities; and (iv) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, and upon the written request of that Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

         (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

         (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security and remaining unclaimed for two years after such principal, premium, or interest has become due and payable will be paid to the Company upon a Company Request (or, if then held by the Company, will be discharged from such trust); and the Holder of such Security will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The

City of New York, notice that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 calendar days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 3.04. EXISTENCE. Subject to Article 9, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), and franchises; PROVIDED, HOWEVER, that the Company will not be required to preserve any such right or franchise if the Board of Directors determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof will not result in a Material Adverse Effect.

         SECTION 3.05. STATEMENT BY OFFICERS AS TO DEFAULT. The Company will deliver to the Trustee, within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate signed by the principal executive officer, principal financial officer, or principal accounting officer of the Company stating whether or not to the knowledge of such person after due inquiry the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company is in default, specifying all such defaults and the nature and status thereof of which such person may have such knowledge. The Company shall deliver to the trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

         SECTION 3.06. WAIVER OF CERTAIN COVENANTS. The Company may omit in any particular instance to comply with any term, provision, or condition set forth in Section 3.04 and the provisions of any supplemental indenture specified in such supplemental indenture, with respect to the Securities if the Holders of a majority in Principal Amount of the outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect.

         SECTION 3.07. LIMITATIONS ON LIENS. (a) The Company will not, and will not permit any Subsidiary to, issue, assume or guarantee any notes, bonds, debentures or other similar evidences of indebtedness for money borrowed (herein referred to as "indebtedness") secured by any mortgage, security interest, pledge or lien (herein referred to as "mortgage") of or upon any Principal Property, or of or upon shares of capital stock or evidences of indebtedness of any Subsidiary that owns any Principal Property, whether such Principal Property, shares of capital stock or evidences of indebtedness are owned at the date of this Indenture or thereafter acquired, without making effective provision, and the Company in each case will make or cause to be made effective provision, whereby the Principal Amount of all of the Securities from time to time outstanding shall be secured equally and ratably with (or at the option of the Company, prior to) such mortgage; PROVIDED, HOWEVER, that this Section 3.07 shall not apply to indebtedness secured by any of the following:

              (i)    mortgages existing on the date hereof;

              (ii) mortgages on any property existing at the time of acquisition thereof;

              (iii) mortgages on property, shares of capital stock or evidences of indebtedness of a corporation existing at the time such corporation is merged into or consolidated with, or disposes of substantially all of its properties (or those of a division) to, the Company or a Subsidiary;

              (iv) mortgages on property of a corporation, shares of capital stock or evidences of indebtedness of any corporation existing at the time such corporation becomes a Subsidiary;

              (v) mortgages securing indebtedness of a Subsidiary to the Company or to another Subsidiary;

              (vi) mortgages on property to secure the cost of acquisition, construction, development or substantial repair, alteration or improvement of such property, provided the commitment of the creditor to extend the credit secured by any such mortgage shall have been obtained not later than sixty months after the later of (A) the completion of the acquisition, construction, development, substantial repair, alteration or improvement of such property or (B) the placing in operation of such property as so acquired, constructed, developed or substantially repaired, altered or improved;

              (vii) mortgages securing current liabilities payable on demand or not more than one year after the date as of which the determination is made (excluding any indebtedness renewable or extendable at the option of the debtor for a period or periods ending more than one year after the date as of which such determination is made), which indebtedness in accordance with generally accepted accounting practices would be included among current liabilities;

              (viii) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any mortgage referred to in the foregoing clauses (i) to (vii) inclusive; provided, however, that the principal amount of indebtedness secured thereby and not otherwise authorized by said clauses (i) to (vii) inclusive shall not exceed the principal amount of indebtedness, plus any premium or fee payable in connection with any such extension, renewal or replacement, so secured at the time of such extension, renewal or replacement;

              (ix) mortgages in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, to secure partial progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such mortgages;

              (x) mortgages arising out of any final judgment for the payment of money aggregating not in excess of $10,000,000 or mortgages created by or relating to any legal proceeding or final judgment which at the time is being contested in good faith by appropriate proceedings, provided enforcement of any mortgage has been stayed; or

              (xi) mortgages for taxes or other governmental charges either not yet delinquent or the nonpayment of which is being contested in good faith by appropriate proceedings; mortgages comprising landlord's liens or liens of carriers, warehousemen, mechanics or materialmen incurred in the ordinary course of business for sums not yet due and payable or which are being contested in good faith by appropriate proceedings; and any other mortgages incurred or created in the ordinary course of business not arising in connection with indebtedness that do not in the aggregate materially impair the use or value of the properties or assets of the Company and its Subsidiaries, taken as a whole.

         (b) Notwithstanding the provisions of Section 3.07(A), the Company or any of its Subsidiaries may, however, issue, assume or guarantee indebtedness secured by mortgages which would otherwise be subject to the restrictions of
Section 3.07(A) in an aggregate amount which, together with all Attributable Debt outstanding pursuant to Section 3.08(B) and all indebtedness outstanding pursuant to this Section 3.07(B), does not at the time exceed the greater of 10% of all Consolidated Net Tangible Assets or 15% of Consolidated Capitalization.

         SECTION 3.08. LIMITATIONS ON SALE AND LEASEBACK TRANSACTIONS. (a) The Company will not, nor will it permit any Subsidiary to, enter into any Sale and Lease-Back Transaction with respect to any Principal Property (except for transactions providing for a lease for a term, including any renewal thereof, of not more than 48 months and except for a transaction between the Company and a Subsidiary or between Subsidiaries), unless either (x) the Company or such Subsidiary would be entitled pursuant to Section 3.07(A) to issue, assume or guarantee evidences of indebtedness secured by a mortgage on such Principal Property in an amount at least equal to the Attributable Debt in respect of such Sale and Lease-Back Transaction without being required by Section 3.07(A) to equally and ratably secure the Principal Amount of the Securities from time to time outstanding or (y) the Company shall apply or cause to be applied, in the case of a sale or transfer for cash, an amount equal to the net proceeds thereof (but not in excess of the net book value of such Principal Property at the date of such sale or transfer) and, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair value (as determined by the Board of Directors) of the Principal Property so leased (x) to the retirement, within one year after the effective date of such Sale and Lease-Back Transaction, of Securities or other Senior Funded Indebtedness of the Company or a Subsidiary; PROVIDED, HOWEVER, that any such retirement of Securities shall be in accordance with Article 10 and any other terms and provisions of this Indenture and the Securities applicable to optional redemption of Securities and, provided further, that the amount to be applied to such retirement of Securities or other Senior Funded Indebtedness shall be reduced by an amount equal to the sum of (A) an amount equal to the applicable Redemption Price with respect to Securities delivered within one year after the effective date of such Sale and Lease-Back Transaction to the Trustee for retirement and cancellation and (B) the principal amount, plus any premium or fee paid in connection with any redemption in accordance with the terms, of other Senior Funded Indebtedness voluntarily retired by the Company within such one year period, excluding in each case retirements pursuant to mandatory sinking fund or prepayment provisions and payments at maturity. It is understood that the retirement of Securities pursuant to this Section shall not be deemed to be a redemption subject to any limitation contained in this Indenture or the terms of such Securities on the right to redeem such Securities from, or in anticipation of, moneys borrowed at an interest cost less than a specified rate per annum.

         (b) Notwithstanding the provisions of Section 3.08(A), the Company or any Subsidiary may enter into a Sale and Lease-Back Transaction which would otherwise be subject to the restrictions of Section 3.08(A) so as to create an aggregate amount of Attributable Debt which, together with all indebtedness outstanding pursuant to Section 3.07(B) and all Attributable Debt outstanding pursuant to this Section 3.08(B), does not exceed 15% of Consolidated Capitalization.

         SECTION 3.09. REPORTS BY THE COMPANY. The Company will file with the Trustee and the Commission and transmit to Holders, such information, documents and other reports as may be required pursuant to the Trust Indenture Act. Delivery of such information, documents and reports to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon request of Holders and prospective purchasers of Securities thereof, the Company will promptly furnish or cause to be furnished to such holders and prospective purchasers, copies of the information required to be delivered to such holders and prospective purchasers of such securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of such securities. The Company will pay the expenses of printing and distributing to such holders and prospective purchasers all such documents.

                                            ARTICLE 4
                     REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

         SECTION 4.01. EVENTS OF DEFAULT. Each of the following constitutes an "EVENT OF DEFAULT":

         (a) default for 30 days in the payment when due of interest on the Securities;

         (b) default in payment when due of the principal of or premium, if any, on the Securities;

         (c) default for 90 days after written notice to the Company by the Trustee or by the Holders of not less than 25% in Principal Amount of the Notes then Outstanding in the performance of any covenant or agreement in the Indenture or the Securities;

         (d) default with respect to any indebtedness for borrowed money of the Company or any Subsidiary which default results in the acceleration of such indebtedness and the total amount of such indebtedness accelerated exceeds $50,000,000, and such indebtedness is not discharged or such acceleration is not cured, waived, rescinded or annulled within a period of 10 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in Principal Amount of the outstanding Securities, a notice specifying such default and requiring such indebtedness to be discharged or such acceleration to be cured, waived, rescinded or annulled;

         (e) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days; or

         (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Company under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property pursuant to any such law, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 4.01, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of outstanding Securities entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date.

         SECTION 4.02. ACCELERATION. (a) If any Event of Default (other than an Event of Default specified in clause (e) or (f) of Section 4.01 hereof) occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate Principal Amount of the then outstanding Securities by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and any accrued and unpaid interest on all the Securities to be due and payable immediately. Except as set forth above, upon such declaration the principal of, premium, if any, and interest shall be due and payable immediately. If an Event of Default specified in clause (e) or (f) of
Section 4.01 hereof occurs with respect to the Company the unpaid principal of, premium, if any, and any accrued and unpaid interest on all the Securities shall IPSO FACTO become and be immediately due and payable without further action or notice on the part of the Trustee or any Holder.

         (b) At any time after such a declaration of acceleration with respect to the Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article 4 provided, the Holders of a majority in Principal Amount of the outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (i) the Company has paid or deposited with the Trustee a sum sufficient to pay (a) all overdue interest on all of the Securities, (B) the principal of (and premium, if any, on) Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in the Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in the Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and (ii) all Events of Default with respect to the Securities, other than the non-payment of the principal of the Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 4.04. No such recission will affect any subsequent default or impair any right consequent thereon.

         SECTION 4.03. OTHER REMEDIES. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         SECTION 4.04. WAIVER OF PAST DEFAULTS. The Holders of not less than a majority in aggregate Principal Amount of the Securities then outstanding by written notice to the Trustee may on behalf of the Holders of all of the Securities waive any existing Default or Event of Default and its consequences under this Indenture except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security. The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 4.05. CONTROL BY MAJORITY. Holders of a majority in aggregate Principal Amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that the Trustee in good faith determines may be unduly prejudicial to the rights of other Holders or that may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

         Upon receipt by the Trustee of any such direction with respect to the Securities, a record date shall automatically and without any other action by any Person be set for determining the Holders of outstanding Securities entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of outstanding Securities on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date.

         SECTION 4.06. LIMITATION ON SUITS. A Holder may pursue a remedy with respect to this Indenture or the Securities only if:

         (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in aggregate Principal Amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

         (c) such Holder or Holders offer to provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 90 days after receipt of the notice, request and the offer of indemnity; and

         (e) during such 90-day period the Holders of a majority in aggregate Principal Amount of the then outstanding Securities do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

         SECTION 4.07. RIGHTS OF HOLDERS TO RECEIVE PAYMENT. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         SECTION 4.08. COLLECTION SUIT BY TRUSTEE. If an Event of Default specified in Section 4.01(A) or (b) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal, premium, if any, and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover amounts due the Trustee under Section 5.07 hereof, including the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 4.09. TRUSTEE MAY FILE PROOFS OF CLAIM. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 4.10. PRIORITIES. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

         First: to the Trustee, its agents and attorneys for amounts due under
Section 5.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

         Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any and interest, respectively; and

         Third: to the Company or to such party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 4.10 upon five Business Days prior notice to the Company.

         SECTION 4.11. UNDERTAKING FOR COSTS. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.07 hereof, or a suit by Holders of more than 10% in aggregate Principal Amount of the then outstanding Securities.



                                    ARTICLE 5
                             CONCERNING THE TRUSTEE

         SECTION 5.01. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (and is continuing which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

         (a) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred:

              (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

         (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in Principal Amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

         This Section 5.01 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

         Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

         SECTION 5.02. CERTAIN RIGHTS OF THE TRUSTEE. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.01:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

         (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby; but nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

         (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate Principal Amount of the Securities then outstanding; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

         (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

         (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture

         SECTION 5.03. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

         SECTION 5.04. TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities, subject to Sections 5.10 and 5.13 with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

         SECTION 5.05. MONEYS HELD BY TRUSTEE. Subject to the provisions of
Section 11.06 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder, except as otherwise agreed with the Company.

         SECTION 5.06. NOTICE OF DEFAULT. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in Trust Indenture Act Section 313(c) notice of the Default or Event of Default within 90 days after it occurs, unless such Default or Event of Default has been cured; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

         SECTION 5.07. COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim (whether asserted by the Company, a Holder or any other Person) of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(E) or Section 4.01(F), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

         SECTION 5.08. RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE, ETC. Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 5.09. PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         SECTION 5.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE. (a) The Trustee may at any time resign by giving written notice of resignation to the Company and to the Holders, such notice to the Holders to be given by mailing (by first class mail) the same within 30 days after such notice is given to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (b) In case at any time any of the following shall occur:

              (i)   the Trustee shall fail to comply with the provisions of
         Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

              (iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 6.01 of the action in that regard taken by the Securityholders.

         If no successor trustee shall have been so appointed and have accepted appointment 60 days after the mailing of such notice of removal, the trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

         (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.11.

         SECTION 5.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 5.10 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 11.06, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.07.

         Upon acceptance of appointment by a successor trustee as provided in this Section 5.11, the Company shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.10. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 5.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or to which the Trustee's assets may be sold, or any corporation resulting from any merger, conversion, consolidation or sale to which the Trustee shall be a party or by which the

Trustee's property may be bound, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, PROVIDED that such corporation shall be eligible under the provisions of Section 5.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force that it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; PROVIDED, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 5.13. PREFERENTIAL COLLECTION OF CLAIMS. If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor on the Securities), the Trustee shall be subject to the provisions of Section 311 of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 311(b) (4) and (6) of such Act, the following terms shall mean:

         (a) "CASH TRANSACTION" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "SELF-LIQUIDATING PAPER" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, PROVIDED the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.


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


                                    ARTICLE 6
                             CONCERNING THE HOLDERS

         SECTION 6.01. EVIDENCE OF ACTION TAKEN BY HOLDERS. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced (a) by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing, (b) by the record of the holders of Securities voting in favor thereof at any meeting of Securityholders duly called and held in accordance with the provisions of
Article 7, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.01 and 5.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

         SECTION 6.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES; RECORD DATE. Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the Registrar thereof. The Company may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 90 days nor less than 20 days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

         SECTION 6.03. WHO MAY BE DEEMED OWNERS OF SECURITIES. The Company, the Trustee, any paying agent and any Security registrar may deem and treat the person in whose name any Security shall be registered upon the books of the Company on the applicable record date as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to, or upon the order of, any Holders shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability of moneys payable upon any such Security.

         SECTION 6.04. SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING. In determining whether the Holders of the requisite aggregate Principal Amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

         SECTION 6.05. RECORD DATE FOR ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that Holders of a specified percentage in aggregate principal amount of the Securities may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), other than any action taken at a meeting of Securityholders called pursuant to Article 7, the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Securities then outstanding, may request the Trustee to fix a record date for determining Securityholders entitled to notice of and to take any such action. In case the Company or the Holders of Securities in the amount above specified shall desire to request Securityholders to take any action and shall request the Trustee to fix a record date with respect thereto by written notice setting forth in reasonable detail the Securityholder action to be requested, the Trustee shall promptly (but in any event within five days of receipt of such request) fix a record date that shall be a business day not less than 15 nor more than 20 days after the date on which the Trustee receives such request. If the Trustee shall fail to fix a record date as hereinabove provided, then the Company or the Holders in the amount above specified may fix the same by mailing written notice thereof (the record date so fixed to be a business day not less than 15 nor more than 20 days after the date on which such written notice shall be given) to the Trustee. If a record date is fixed according to this Section 6.05, only persons shown as Securityholders on the registration books for the Company at the close of business on the record date so fixed shall be entitled to take the requested action and the taking of such action by the Holders on the record date of the required percentage of the aggregate Principal Amount of the Securities shall be binding on all Securityholders, provided that the taking of the requested action by the Holders on the record date of the percentage in aggregate Principal Amount of the Securities in connection with such action shall have been evidenced to the Trustee, as provided in Section 6.01, not later than 180 days after such record date.

         SECTION 6.06. RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the holders of the percentage in aggregate Principal Amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate Principal Amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities.


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


                                    ARTICLE 7
                            SECURITYHOLDERS' MEETINGS

         SECTION 7.01. PURPOSES FOR WHICH MEETING MAY BE CALLED. A meeting of Holders of Securities may be called at any time and from time to time pursuant to the provisions of this Article 7 for any of the following purposes:

         (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article 4;

         (b) to remove the Trustee and appoint a successor trustee pursuant to the provisions of Article 5;

         (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 8.02; or

         (d) to take any other action authorized to be taken by or on behalf of the holders of the percentage in aggregate Principal Amount of the Securities under any other provisions of this Indenture or under applicable law.

         SECTION 7.02. MANNER OF CALLING MEETINGS; RECORD DATE. The Trustee may at any time call a meeting of Securityholders to take any action specified in
Section 7.01, to be held at such time and at such place in The City of New York, New York, or as the Trustee shall determine. Notice of every meeting of the Securityholders setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than thirty nor more than sixty days prior to the date fixed for the meeting to such Securityholders at their registered addresses. For the purpose of determining Securityholders entitled to notice of any meeting of Securityholders, the Trustee shall fix in advance a date as the record date for such determination, such date to be a business day not more than ten days prior to the date of the mailing of such notice as hereinabove provided. Only persons in whose name any Security shall be registered upon the books of the Company on a record date fixed by the Trustee as aforesaid, or by the Company or the Securityholders as in Section 7.03 provided, shall be entitled to notice of the meeting of Securityholders with respect to which such record date was so fixed.

         SECTION 7.03. CALL OF MEETING BY COMPANY OR SECURITYHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least ten percent in aggregate principal amount of the Securities then outstanding, shall have requested the Trustee to call a meeting of the Securityholders to take any action authorized in Section 7.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within twenty days after receipt of such request, then the Company or the Holders of such Securities in the amount above specified may fix the record date with respect to, and determine the time and the place for, such meeting and may call such meeting to take any action authorized in Section 7.01, by mailing notice thereof as provided in Section 7.02. The record date fixed as provided in the preceding sentence shall be set forth in a written notice to the Trustee and shall be a business day not less than 15 nor more than 20 days after the date on which such notice is sent to the Trustee.

         SECTION 7.04. WHO MAY ATTEND AND VOTE AT MEETING. To be entitled to vote at any meeting of Securityholders a person shall be a holder of one or more Securities. The only person who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. When a determination of Securityholders entitled to vote at any meeting of Securityholders has been made as provided in this Section 7.04, such determination shall apply to any adjournment thereof.

         SECTION 7.05. REGULATIONS. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of the Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of such Securities shall be provided in the manner specified in Section 7.06.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 7.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a vote of the holders of a majority in Principal Amount of the Securities represented at the meeting and entitled to vote.

         Subject to the provisions of Section 6.04, at any meeting each Securityholder or proxy entitled to vote thereat shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 7.02 or 7.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

         At any meeting of Securityholders, the presence of persons who held, or who are acting as proxy for persons who held, an aggregate Principal Amount of Securities on the record date for such meeting sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in aggregate Principal Amount of the Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present.

         SECTION 7.06. MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on each of which shall be subscribed the signature of the Securityholder or proxy casting such ballot and the identifying number or numbers of the Securities held or represented in respect of which such ballot is cast. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 7.02. The record shall show the identifying numbers of the Securities voting in favor of or against any resolution. Each counterpart of such record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the counterparts shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

         Any counterpart record so signed and verified shall be conclusive evidence of the matters therein stated and shall be the record referred to in clause (b) of Section 7.01.

         SECTION 7.07. EXERCISE OF RIGHTS OF TRUSTEE AND SECURITYHOLDERS NOT TO BE HINDERED OR DELAYED. Nothing in this Article 7 contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders under any of the provisions of this Indenture or of the Securities.



                                    ARTICLE 8
                             SUPPLEMENTAL INDENTURES

         SECTION 8.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder:

         (a) to cure any ambiguity, defect or inconsistency;

         (b) to provide for uncertificated Securities in addition to or in place of certificated Securities;

         (c) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of any transaction pursuant to Article 9 hereof;

         (d) to evidence and provide for the acceptance of appointment hereunder by a successor trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee;

         (e) to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights hereunder of any such Holder; or

         (f) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

         Upon the request of the Company accompanied by a resolution of their respective Board of Directors authorizing the execution of any such supplemental



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indenture, and upon receipt by the Trustee of the documents described in Section
8.04 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supple mental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

         SECTION 8.02. WITH CONSENT OF HOLDERS. Except as provided in the next succeeding paragraphs, this Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate Principal Amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Securities), and any existing default or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate Principal Amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for such Securities).

         Upon the request of the Company accompanied by a resolution of their respective Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 8.04 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this
Section 8.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 4.04 and 4.07 hereof, the Holders of a majority in aggregate Principal Amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. Without the consent of each Holder, however, an amendment or waiver may not:



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


         (a) reduce the Principal Amount of Securities whose Holders must consent to an amendment, supplement or waiver;

         (b) change the stated maturity of the principal of, or any installment of principal of or interest on, or time for payment of interest on, any Security, or reduce the Principal Amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change any Payment Office where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the stated maturity thereof (or, in the case of redemption, on or after the Redemption Date);

         (c) modify any of the provisions of this Section 8.02, Section 4.04 or
Section 3.06, except to increase the percentage in Principal Amount of Holders required under any such Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby, PROVIDED, HOWEVER, that this clause
(c) will not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this
Section 8.02, Section 4.04 and Section 3.06, or the deletion of this proviso, in accordance with the requirements of Section 5.11; or

         (d) make any change in this sentence of this Section 8.02.

         SECTION 8.03. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 8.04. DOCUMENTS TO BE GIVEN TO TRUSTEE; COMPLIANCE WITH TIA. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture. Every such supplemental indenture shall comply with the TIA.

         SECTION 8.05. NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a


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


notation approved by the Trustee as to form (but not as to substance) as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.



                                    ARTICLE 9
                     CONSOLIDATION, MERGER OR SALE OF ASSETS

         SECTION 9.01. WHEN THE COMPANY MAY MERGE, ETC. The Company shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

         (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Securities and the performance or observance of every covenant of this Indenture of the part of the Company to be performed or observed;

         (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 9.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 9.01 hereof, the successor corporation formed by such


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consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the "COMPANY" shall refer instead to the successor corporation), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

         In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

         Notwithstanding the foregoing, (i) a consolidation or merger by the Company with or into, or (ii) the sale, assignment, transfer, lease, conveyance or other disposition by the Company of all or substantially all of its property or assets to, one or more of its Subsidiaries shall not relieve the Company from its obligations under this Indenture and the Securities.

         SECTION 9.03. OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, sale, transfer, lease, exchange or other disposition complies with the applicable provisions of this Indenture.



                                   ARTICLE 10
                            REDEMPTION OF SECURITIES

         SECTION 10.01. RIGHT OF OPTIONAL REDEMPTION; PRICES. The Securities are redeemable in whole or in part, at the option of the Company at any time and from time to time, on not less than 30 or more than 60 days' prior notice mailed to the Holders of the Securities, at a Redemption Price equal to the greater of
(i) 100% of the Principal Amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, together in either case with accrued interest on the Principal Amount being redeemed to the Redemption Date.


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


         SECTION 10.02. NOTICE OF REDEMPTION; PARTIAL REDEMPTIONS. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

         The notice of redemption to each such Holder shall identify the Securities to be redeemed (including CUSIP numbers) and shall specify the Principal Amount of each Security held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only the notice of redemption shall state the portion of the Principal Amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in Principal Amount equal to the unredeemed portion thereof will be issued.

         The notice of redemption of Securities to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         No later than 10:00 a.m. on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officer's Certificate stating the aggregate Principal Amount of Securities to be redeemed.

         If less than all the Securities are to be redeemed, the Trustee shall select, either pro rata, by lot or by any other method it shall deem fair and reasonable, Securities to be redeemed in whole or in part. Securities may be redeemed in part in multiples of $1,000 only. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities


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


selected for partial redemption, the Principal Amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the Principal Amount of such Security which has been or is to be redeemed.

         SECTION 10.03. PAYMENT OF SECURITIES CALLED FOR REDEMPTION. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.05 and 11.06, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a Payment Office specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; PROVIDED that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant Interest Record Date subject to the terms and provisions of Section 2.04 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

         Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations, in Principal Amount equal to the unredeemed portion of the Security so presented.


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                                   ARTICLE 11
                       DEFEASANCE AND COVENANT DEFEASANCE

         SECTION 11.01. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Company may, at its option, by resolution of the Board of Directors, at any time, elect to have either Section 11.02 or Section 11.03 applied to the outstanding Securities upon compliance with the conditions set forth below in this Article 11.

         SECTION 11.02. LEGAL DEFEASANCE AND DISCHARGE. Upon the Company's exercise under Section 11.01 hereof of the option applicable to this Section 11.02, the Company shall be deemed to have been discharged from its obligations with respect to all outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of
Section 11.05 hereof and the other Sections of this Indenture referred to in clauses (i) and (ii) of this Section 11.02, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in
Section 11.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.05, 2.06, 2.07(A), 2.08, 2.09, 2.11, and 11.05
hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section
5.07 hereof, and the Company's obligations in connection therewith and with this
Article 11. Subject to compliance with this Article 11, the Company may exercise their option under this Section 11.02 notwithstanding the prior exercise of its option under Section 11.03 hereof with respect to the Securities.

         SECTION 11.03. COVENANT DEFEASANCE. Upon the Company's exercise under
Section 11.01 hereof of the option applicable to this Section 11.03, the Company shall be released from their obligations under the covenants contained in
Article 3 and Section 9.01 hereof with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities shall thereafter be deemed not outstanding for the purposes of any direction, waiver, consent or declaration or act


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


of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 4.01(C) hereof, but, except as specified above, the remainder of this Indenture, such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 11.01 hereof of the option applicable to this
Section 11.03 and Section 4.01(D) hereof shall not constitute Events of Default.

         SECTION 11.04. CONDITIONS TO LEGAL OR COVENANT DEFEASANCE. The following shall be the conditions to the application of either Section 11.02 or
Section 11.03 hereof to the outstanding Securities:

         (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.10 who shall agree to comply with the provisions of this Article 11 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (i) cash in U.S. Dollars in an amount, or (ii) non-callable Government Securities that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (iii) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on such outstanding Securities on the stated maturity date of such principal or installment of principal, premium, if any, or interest.

         (b) In the case of an election under Section 11.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal


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


income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred.

         (c) In the case of an election under Section 11.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that the Holders of the outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred.

         (d) No Default or Event of Default (or event that, with the giving of notice or lapse of time or both would become an Event of Default) shall have occurred and be continuing on the date of such deposit or, insofar as Section 4.01(E) or 4.01(F) hereof is concerned, at any time in the period ending on the 124th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

         (e) Such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company is a party or by which the Company or is bound (other than a breach, violation or default resulting from the borrowing of funds to be applied to such deposit).

         (f) The Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit made by the Company pursuant to its election under Section 11.02 or 11.03 hereof was not made by the Company with the intent of preferring the Holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company, or others.

         (g) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section
11.02 hereof or the Covenant Defeasance under Section 11.03 hereof (as the case may be) have been complied with as contemplated by this Section 11.04.

         SECTION 11.05. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. Subject to Section 11.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 11.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the


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


payment, either directly or through any paying agent (including the Company acting as paying agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal of, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 11.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of the outstanding Securities.

         Anything in this Article 11 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or non-callable Government Securities held by it as provided in Section 11.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 11.04(A) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

         SECTION 11.06. REPAYMENT TO THE COMPANY. Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in THE NEW YORK TIMES and THE WALL STREET JOURNAL (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 11.07. REINSTATEMENT. If the Trustee or paying agent is unable to apply any U.S. Dollars or non-callable Government Securities in accordance with Section 11.02 or 11.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or


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


otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.02 or 11.03 hereof until such time as the Trustee or paying agent is permitted to apply all such money in accordance with Section 11.02 or 11.03 hereof, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Security to receive such payment from the money held by the Trustee or paying agent.



                                   ARTICLE 12
                           SATISFACTION AND DISCHARGE

         SECTION 12.01. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall upon a Company Request cease to be of further effect with respect to the Securities (except, as to any surviving rights of registration of transfer, exchange or conversion of Securities herein expressly provided for and any rights to receive payment of interest thereon), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

         (a) either

              (i) all Securities of such series theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09, and (B) Securities for whose payment money has theretofore been
         (x) deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 3.03(c) or (y) paid to any State or the District of Columbia pursuant to its unclaimed property or similar laws) have been delivered to the Trustee for cancellation; or

              (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                   (A) have become due and payable, or

                   (B) will become due and payable at their stated maturity
              within one year, or


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


                   (C) are to be called for redemption within one year under
              arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

              and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee, as trust funds in trust for the purpose, money in the amount in the currency in which such Securities are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities, the obligations of the Company to the Trustee under
Section 5.07 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of Clause (a) of this Section, the obligations of the Trustee under Section 12.02 and the last paragraph of Section 3.03 shall survive.

         SECTION 12.02. APPLICATION OF TRUST MONEY. Subject to the provisions of the last paragraph of Section 3.03, all money deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.


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                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

         SECTION 13.01. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF COMPANY EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

         SECTION 13.02. PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS. Except as set forth in Section 13.09, nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

         SECTION 13.03. SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind their successors and assigns, whether so expressed or not.

         SECTION 13.04. NOTICES AND DEMANDS ON COMPANY, TRUSTEE AND HOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to: The Home Depot, Inc., 2455 Paces Ferry Road, Atlanta, Georgia 30339-4024,
Attention: Dennis J. Carey, Executive Vice President and Chief Financial Officer, with a copy to Kelly R. Caffarelli, Corporate Counsel. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.


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         Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. The Trustee may waive notice to it of any provision herein, and such waiver shall be deemed to be for its convenience and discretion. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         SECTION 13.05. OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a


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statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company unless such officer or counsel knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

         Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

         SECTION 13.06. PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         SECTION 13.07. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "INCORPORATED PROVISION"), such incorporated provision shall control.


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         SECTION 13.08. NEW YORK LAW TO GOVERN. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, without giving regard to conflicts of law principles.

         SECTION 13.09. THIRD PARTY BENEFICIARIES. Holders of Senior Debt of the Company are third party beneficiaries of this Indenture, and any of them (or their representative) shall have the right to enforce the provisions of this Indenture that benefit such holders.

         SECTION 13.10. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 13.11. EFFECT OF HEADINGS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 13.12. SEVERABILITY. If any provision hereof shall be held to be invalid, illegal or unenforceable under applicable law, then the remaining provisions hereof shall be construed as though such invalid, illegal or unenforceable provision were not contained herein.


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                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of September 27, 1999.

                                  THE HOME DEPOT, INC.,
                                   as Company


                                  By /s/ Carol B. Tome
                                    -------------------------------
                                    Title: Vice President-Treasurer



                                  THE BANK OF NEW YORK,
                                   as Trustee


                                  By /s/ Marie E. Trimboli
                                    ------------------------------
                                    Title: Assistant Treasurer